UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2026
PayPal Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
2211 North First Street
San Jose, CA 95131
(Address of principal executive offices)

(408) 967-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PYPL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e)

As previously announced on April 29, 2026, effective as of June 2, 2026, Diego Scotti will cease to serve as the EVP, General Manager, Consumer Group of the Company. In connection with Mr. Scotti’s departure, the Company and Mr. Scotti entered into a separation and release agreement on May 20, 2026, which provides that Mr. Scotti will be eligible to receive the severance payments and benefits applicable upon a termination without cause (and not in connection with a change in control of the Company) under the Company’s Executive Change in Control and Severance Plan.

(e)

At the 2026 Annual Meeting of Stockholders of PayPal Holdings, Inc. (the “Company”) held on May 19, 2026 (the “Annual Meeting”), the stockholders, upon the recommendation of the Company’s Board of Directors, approved the PayPal Holdings, Inc. 2026 Equity Incentive Award Plan (the “2026 Plan”) to replace the PayPal Holdings, Inc. 2015 Equity Incentive Award Plan, as amended and restated (the “2015 Plan”) as the source of equity awards granted on or after May 19, 2026. The 2026 Plan authorizes the issuance of up to 39,100,000 shares of the Company’s common stock, plus up to 44,600,000 shares of the Company’s common stock underlying awards granted under the 2015 Plan that expire or are terminated, are settled in cash without the delivery of shares, or otherwise become available in accordance with the terms of the 2015 Plan after May 19, 2026.

A summary of the 2026 Plan was included as part of Proposal 3 in the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 7, 2026 (the “Proxy Statement”). The summary of the 2026 Plan provided herein and contained in the Proxy Statement is qualified in its entirety by reference to the full text of the 2026 Plan, a copy of which was filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on May 19, 2026, which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders:
1.Elected the 11 director nominees named in the Company’s Proxy Statement to serve as directors until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are elected and qualified.
2.Approved, on an advisory basis, the compensation of the named executive officers.
3.Approved the 2026 Equity Incentive Award Plan.
4.Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2026.
5.Did not approve the stockholder proposal titled “Policy on Provision of Services in Conflict Zones."
6.Did not approve the stockholder proposal titled “Reduce Threshold to Call Special Meeting of Stockholders.”

Set forth below are the voting results for each matter presented at the Annual Meeting. Percentages provided are based on the votes used to determine the results for such proposal under the applicable approval standard disclosed in the Proxy Statement.

Proposal 1: Election of Directors:

Director Nominees	Votes For	% For*	Votes Against	% Against	Abstentions	Broker Non-Votes
Joy Chik	535,017,654	98.8%	6,769,748	1.2%	772,326	146,472,262
Jonathan Christodoro	530,119,491	97.9%	11,632,006	2.1%	808,231	146,472,262
Carmine Di Sibio	532,984,933	98.4%	8,448,488	1.6%	1,126,307	146,472,262
David W. Dorman	530,829,167	98.0%	10,926,225	2.0%	804,336	146,472,262
Alyssa H. Henry	537,938,347	99.3%	3,831,299	0.7%	790,082	146,472,262
Enrique Lores	532,701,640	98.3%	9,035,482	1.7%	822,606	146,472,262
Deborah M. Messemer	530,533,902	98.0%	10,828,669	2.0%	1,197,157	146,472,262
David M. Moffett	527,036,484	97.3%	14,741,211	2.7%	782,033	146,472,262
Ann M. Sarnoff	531,946,116	98.2%	9,828,006	1.8%	785,606	146,472,262
Deirdre Stanley	537,761,764	99.3%	4,004,469	0.7%	793,495	146,472,262
Frank D. Yeary	523,177,854	96.6%	18,576,479	3.4%	805,395	146,472,262

*Percentage results reported throughout this Form 8-K may not sum due to rounding.

Each of the 11 nominees was elected to the Board, each to hold office until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation:

Votes For	489,234,017	90.2%
Votes Against	51,332,440	9.5%
Abstentions	1,993,271	0.4%
Broker Non-Votes	146,472,262

The proposal was approved.

Proposal 3: Approval of the PayPal Holdings, Inc. 2026 Equity Incentive Award Plan:

Votes For	393,127,172	72.5%
Votes Against	147,830,153	27.2%
Abstentions	1,602,403	0.3%
Broker Non-Votes	146,472,262

The proposal was approved.

Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2026:

Votes For	628,102,059	91.2%
Votes Against	59,185,483	8.6%
Abstentions	1,744,448	0.3%
Broker Non-Votes	n/a

The appointment was ratified.

Proposal 5: Stockholder Proposal: Policy on Provision of Services in Conflict Zones:

Votes For	60,838,341	11.2%
Votes Against	472,711,127	87.1%
Abstentions	9,010,260	1.7%
Broker Non-Votes	146,472,262

The proposal was not approved.

Proposal 6: Stockholder Proposal: Reduce Threshold to Call Special Meeting of Stockholders:

Votes For	223,212,977	41.1%
Votes Against	316,778,143	58.4%
Abstentions	2,568,608	0.5%
Broker Non-Votes	146,472,262

The proposal was not approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	PayPal Holdings, Inc. 2026 Equity Incentive Award Plan (incorporated by reference to Exhibit 99.1 to the Form S-8 of PayPal Holdings, Inc., as filed with the SEC on May 19, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: May 21, 2026	/s/ Brian Y. Yamasaki
Name: Brian Y. Yamasaki
Title: Vice President, Corporate Legal and Secretary